CarParts.com Reports First Quarter 2024 Results

TORRANCE, Calif. – May 7th, 2024 – CarParts.com, Inc. (NASDAQ: PRTS), one of the leading eCommerce providers of automotive parts and accessories, and a one-stop shop for vehicle repair and maintenance needs, is reporting results for the first quarter ended March 30, 2024.

First Quarter 2024 Summary vs. Year-Ago Quarter

●	Net sales decreased to $166.3 million, down 5% from the year-ago quarter.
●	Gross profit of $53.9 million vs. $62.6 million, with gross margin of 32.4%.
●	Net loss was ($6.5) million, or ($0.11) per share, compared to a net income of $1.1 million, or $0.02 per share.
●	Adjusted EBITDA of $1.1 million vs. $9.4 million.
●	Cash of $46.0 million and no revolver debt.

Management Commentary

“In the past year, we have marked significant milestones. The successful launch of our mobile app stands out as it now contributes over 8% of our total eCommerce revenue. Additionally, we’ve captured 38% of our eCommerce revenue from loyal repeat customers, while our website has attracted over 100 million visits, affirming our strong online presence. We also realigned our cost structure to be leaner and more agile,” said David Meniane, CEO.

“We are well positioned to capture the tremendous and growing opportunities within the highly fragmented and underserved four hundred-billion-dollar aftermarket auto parts industry.

Despite these great achievements, we faced acute pressures throughout the year. However, financial discipline is ingrained in our organizational DNA. Given the evolving market dynamics, we are doubling down on opportunities for margin expansion, particularly centered around pricing optimization, marketing, supply chain and technology. Our endeavors for the remainder of fiscal 2024 will be laser-focused on improving efficiency and profitability to significantly increase Adjusted EBITDA for the years 2025 and 2026, ultimately enhancing shareholder value.

Through our continued efforts around our three strategic pillars and an unwavering commitment to efficiency and profitability, we are confident in achieving Adjusted EBITDA growth next year. Looking ahead to the medium term, our aim is to attain a 6-8% Adjusted EBITDA margin while also increasing our free cashflow generation.”

First Quarter 2024 Financial Results

Net sales in the first quarter of 2024 were $166.3 million, down 5% from the year-ago quarter. The decrease was primarily driven by softness in consumer demand in certain parts and selling price compression.

Gross profit in the first quarter was $53.9 million compared to $62.6 million, with gross margin decreasing 320 basis points to 32.4%. The decrease in gross profit and gross margin was primarily driven by higher outbound transportation costs and selling price compression.

Total operating expenses in the first quarter were $60.4 million compared to $61.9 million in the year-ago quarter.

Net loss in the first quarter was ($6.5) million compared to net income of $1.1 million in the year-ago quarter.

Adjusted EBITDA in the first quarter was $1.1 million compared to $9.4 million in the year-ago quarter.

On March 30, 2024, the Company had a cash balance of $46.0 million and no revolver debt, compared to no revolver debt and a $51.0 million cash balance at prior fiscal year-end December 30, 2023.

2024 Outlook

For the full year 2024, we are targeting gross profit to remain within the range we had previously forecasted but adjusting the net sales and gross margin ranges as follows:

●	The Company expects net sales in a range of $600 million to $625 million to reflect our focus on gross margin improvement. Our previous net sales guidance had been in a range of $662 million to $688 million.

●	The Company expects gross margin in a range of 33%, plus or minus 100 basis points, which will partially offset the lower expected net sales. Our previous guidance was 31%, plus or minus 100 basis points.

Conference Call

CarParts.com CEO David Meniane, CFO Ryan Lockwood and COO Michael Huffaker will host a conference call today to discuss the results, followed by a question-and-answer period.

Date: Tuesday, May 7, 2024

Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)

Webcast: www.carparts.com/investor/news-events

To listen to the live call, please click the link above to access the webcast. A replay of the audio webcast will be archived on the Company’s website at www.carparts.com/investor.

About CarParts.com, Inc.

CarParts.com, Inc. is a technology-driven eCommerce company improving the way drivers shop for the parts they need. Operating over 25 years, CarParts.com has established itself as a premier destination for drivers seeking repair and maintenance solutions. Our commitment lies in placing the customer at the forefront of our operations, evident in our easy-to-use, mobile-friendly website and app. Offering a seamless shopping experience, we aim to eliminate the uncertainty and stress often associated with vehicle repair and maintenance. Backed by a robust company-operated fulfillment network, we ensure swift delivery of top-quality parts from leading brands to customers across the nation.

At CarParts.com, our global team is united by a shared vision: Empowering Drivers Along Their Journey.

CarParts.com is headquartered in Torrance, California.

Non-GAAP Financial Measures

Regulation G, and other provisions of the Securities Exchange Act of 1934, as amended, define and prescribe the conditions for use of certain non-GAAP financial information. We provide “Adjusted EBITDA” in this earnings release and on today’s scheduled conference call, which are non-GAAP financial measures. Adjusted EBITDA consist of net (loss) income before (a) interest (income) expense, net; (b) income tax provision; (c) depreciation and amortization expense; (d) amortization of intangible assets; (e) share-based compensation expense; (f) workforce transition costs; and (g) distribution center moving costs. A reconciliation of Adjusted EBITDA to net (loss) income is provided below.

The Company believes that these non-GAAP financial measures provide important supplemental information to management and investors. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provides a more complete understanding of factors and trends affecting the Company’s business and results of operations.

Management uses Adjusted EBITDA as measures of the Company’s operating performance because it assists in comparing the Company’s operating performance on a consistent basis by removing the impact of stock compensation expense as well as other items that we do not believe are representative of our ongoing operating performance. Internally, these non-GAAP measures are also used by management for planning purposes, including the preparation of internal budgets; for allocating resources to enhance financial performance; and for evaluating the effectiveness of operational strategies. The Company also believes that analysts and investors use these non-GAAP measures as supplemental measures to evaluate the ongoing operations of companies in our industry.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. In addition, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from the Company’s non-GAAP measures should not be construed as an inference that these costs are all unusual, infrequent or non-recurring.

Safe Harbor Statement

This press release contains statements which are based on management’s current expectations, estimates and projections about the Company’s business and its industry, as well as certain assumptions made by the Company. These statements are forward looking statements for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended and Section 27A of the Securities Act of 1933, as amended. Words such as “anticipates,” “could,” “expects,” “intends,” “plans,” “potential,” “believes,” “predicts,” “projects,” “seeks,” “estimates,” “may,” “will,” “would,” “will likely continue” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial condition, our potential growth, our ability to innovate, our ability to gain market share, and our ability to expand and improve our product offerings. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference include, but are not limited to, competitive pressures, our dependence on search engines to attract customers, demand for the Company’s products, the online market and channel mix for aftermarket auto parts, the economy in general, increases in commodity and component pricing that would increase the Company’s product costs, the operating restrictions in its credit agreement, the weather and any other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Risk Factors contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.carparts.com/investor and the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements in this release and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

Investor Relations:

Ryan Lockwood, CFA

IR@carparts.com

Summarized information for the periods presented is as follows (in millions):

	Thirteen Weeks Ended	Thirteen Weeks Ended
	March 30, 2024	April 1, 2023
Net sales	$166.29	$175.49
Gross profit	$53.92	$62.55
	32.4%	35.6%
Operating expense	$60.44	$61.92
	36.3%	35.3%
Net (loss) income	$(6.48)	$1.05
	(3.9)%	0.6%
Adjusted EBITDA	$1.05	$9.37
	0.6%	5.3%

The table below reconciles net (loss) income to Adjusted EBITDA for the periods presented (in thousands):

	Thirteen Weeks Ended	Thirteen Weeks Ended
	March 30, 2024	April 1, 2023
Net (loss) income	$(6,478)	$1,051
Depreciation & amortization	4,025	3,919
Amortization of intangible assets	8	11
Interest (income) expense, net	(137)	347
Income tax provision	98	141
EBITDA	$(2,484)	$5,469
Stock compensation expense	$2,582	$3,899
Workforce transition costs(1)	483	—
Distribution center moving costs(2)	471	—
Adjusted EBITDA	$1,052	$9,368

(1)	We incurred workforce transition costs, primarily related to severance, as part of our recent workforce reductions.
(2)	We incurred moving costs, overlapping rent expense and other non-recurring costs attributable to moving to our new Las Vegas, Nevada distribution center.

CARPARTS.COM, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE OPERATIONS

(Unaudited, In Thousands, Except Per Share Data)

	Thirteen Weeks Ended
	March 30,	April 1,
	2024	2023
Net sales	$166,289	$175,492
Cost of sales (1)	112,370	112,941
Gross profit	53,919	62,551
Operating expense	60,436	61,915
(Loss) income from operations	(6,517)	636
Other income (expense):
Other income, net	437	914
Interest expense	(300)	(358)
Total other income, net	137	556
(Loss) income before income taxes	(6,380)	1,192
Income tax provision	98	141
Net (loss) income	(6,478)	1,051
Other comprehensive gain:
Unrealized gain on deferred compensation trust assets	87	24
Total other comprehensive gain	87	24
Comprehensive (loss) income	$(6,391)	$1,075
Net (loss) income per share:
Basic net (loss) income per share	$(0.11)	$0.02
Diluted net (loss) income per share	$(0.11)	$0.02
Weighted-average common shares outstanding:
Shares used in computation of basic net (loss) income per share	56,503	55,047
Shares used in computation of diluted net (loss) income per share	56,503	58,037

(1)	Excludes depreciation and amortization expense which is included in operating expense.

CARPARTS.COM, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited, In Thousands, Except Par Value Data)

	March 30,	December 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$46,046	$50,951
Accounts receivable, net	8,889	7,365
Inventory, net	120,015	128,901
Other current assets	8,028	6,121
Total current assets	182,978	193,338
Property and equipment, net	31,329	26,389
Right-of-use - assets - operating leases, net	31,020	19,542
Right-of-use - assets - finance leases, net	14,086	15,255
Other non-current assets	3,811	3,331
Total assets	$263,224	$257,855
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$74,796	$77,851
Accrued expenses	22,158	20,770
Right-of-use - obligation - operating, current	5,592	4,749
Right-of-use - obligation - finance, current	4,172	4,308
Other current liabilities	5,470	5,308
Total current liabilities	112,188	112,986
Right-of-use - obligation - operating, non-current	27,517	16,742
Right-of-use - obligation - finance, non-current	11,353	12,327
Other non-current liabilities	3,014	2,969
Total liabilities	154,072	145,024
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 100,000 shares authorized; 56,624 and 56,303 shares issued and outstanding as of March 30, 2024 and December 30, 2023 (of which 3,786 are treasury stock)	61	60
Treasury stock	(11,912)	(11,912)
Additional paid-in capital	315,585	312,874
Accumulated other comprehensive income	870	783
Accumulated deficit	(195,452)	(188,974)
Total stockholders’ equity	109,152	112,831
Total liabilities and stockholders' equity	$263,224	$257,855

CARPARTS.COM, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, In Thousands)

	Thirteen Weeks Ended
	March 30,	April 1,
	2024	2023
Operating activities
Net (loss) income	$(6,478)	$1,051
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization expense	4,025	3,919
Amortization of intangible assets	8	11
Share-based compensation expense	2,582	3,899
Stock awards issued for non-employee director service	8	6
Stock awards related to officers and directors stock purchase plan from payroll deferral	1	—
Amortization of deferred financing costs	16	16
Changes in operating assets and liabilities:
Accounts receivable	(1,524)	(3,362)
Inventory	8,886	23,662
Other current assets	(1,907)	(511)
Other non-current assets	(504)	(55)
Accounts payable and accrued expenses	(1,808)	2,399
Other current liabilities	163	1,450
Right-of-use obligation - operating leases - current	957	181
Right-of-use obligation - operating leases - long-term	(817)	(117)
Other non-current liabilities	44	232
Net cash provided by operating activities	3,652	32,781
Investing activities
Additions to property and equipment	(7,431)	(2,745)
Net cash used in investing activities	(7,431)	(2,745)
Financing activities
Borrowings from revolving loan payable	61	76
Payments made on revolving loan payable	(61)	(76)
Payments on finance leases	(1,093)	(1,242)
Net proceeds from issuance of common stock for ESPP	202	221
Statutory tax withholding payment for share-based compensation	(323)	—
Proceeds from exercise of stock options	—	1,523
Net cash (used in) provided by financing activities	(1,214)	502
Effect of exchange rate changes on cash	88	—
Net change in cash and cash equivalents	(4,905)	30,538
Cash and cash equivalents, beginning of period	50,951	18,767
Cash and cash equivalents, end of period	$46,046	$49,305
Supplemental disclosure of non-cash investing and financing activities:
Right-of-use operating asset acquired	$12,857	$—
Accrued asset purchases	$1,621	$312
Share-based compensation expense capitalized in property and equipment	$242	$271
Supplemental disclosure of cash flow information:
Cash received during the period for income taxes	$(8)	$(34)
Cash paid during the period for interest	$300	$358
Cash received during the period for interest	$437	$11